UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

OGLEBAY NORTON COMPANY

(Exact name of registrant as specified in its charter)

OHIO	000-32665	34-1888342

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to the Financing Agreement, dated as of July 13, 2004 (the “Financing Agreement”), by and among Oglebay Norton Company, an Ohio corporation, as a debtor and debtor-in-possession (the “Borrower”), each subsidiary of the Borrower listed as a Guarantor on the signature pages thereto, each as a debtor and debtor-in-possession (collectively, the “Guarantors”), the lenders party thereto (collectively, the “Lenders”), Silver Point Finance, LLC, a Delaware limited liability company, as collateral agent and syndication agent for the Lenders and as lead arranger (in such capacities, the “Collateral Agent”), Wells Fargo Foothill, Inc., a California corporation (“Foothill”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), and Bank One, NA and Bank of America, N.A., each as a documentation agent for the Lenders, the Borrower and the Guarantors agreed to deliver to the Agents on a post-closing basis executed cash management agreements and similar agreements and other documents described in Section 8.01(q)(i) of the Financing Agreement (collectively, the “Cash Management Documents”) within 45 days of the effective date of the Financing Agreement.

On December 30, 2004, the Registrant executed a Waiver and Consent to the Financing Agreement, dated as of August 25, 2004 (the “Waiver”), providing (i) the Borrower and the Guarantors an extension until November 12, 2004 of the date by which the Cash Management Documents must be delivered to the Agents, and (ii) that the Agents and the Required Lenders, as defined in the Financing Agreement, consent to such extension and waive any default or event of default resulting therefrom. In accordance with Section 13.02 of the Financing Agreement, the Agents and the Required Lenders agreed to such consent and waiver, subject to the terms and conditions set forth therein. The Registrant delivered the Cash Management Documents to the Agents on or before November 12, 2004.

Copies of the original Financing Agreement, dated as of July 13, 2004, and Amendment No. 1 and Waiver to the Financing Agreement, dated as of April 23, 2004, are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference. A copy of the Waiver is attached to this Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

10.1	Financing Agreement, dated as of July 13, 2004, by and among Registrant, as borrower, each subsidiary of Registrant party thereto, as guarantors, the lenders from time to time party thereto, Silver Point Finance, LLC, as collateral agent, syndication agent and lead arranger, Wells Fargo Foothill, Inc., as administrative agent and Bank One, NA and Bank of America, N.A., each as a documentation agent (incorporated herein by reference to Exhibit 10.65 to the Registrant’s Registration Statement, Amendment No. 2 on Form S-1 (Commission No. 333-115513) filed on December 21, 2004).

10.2	Amendment No. 1 and Waiver to Financing Agreement, dated as of April 23, 2004, by and among Registrant, as borrower, each subsidiary of Registrant party thereto, as guarantors, the lenders from time to time party thereto, Silver Point Finance, LLC, as collateral agent, syndication agent and co-lead arranger, General Electric Capital Corporation, as administrative agent and GECC Capital Markets Group, Inc., as co-lead arranger (incorporated herein by reference to Exhibit 10.64 to the Registrant’s Registration Statement, Amendment No. 2 on Form S-1 (Commission No. 333-115513) filed on December 21, 2004).

10.3	Waiver and Consent, dated as of August 25, 2004, and executed by the Registrant on December 30, 2004, by and among Registrant, as borrower, each subsidiary of Registrant party thereto, as guarantors, the lenders from time to time party thereto, Silver Point Finance, LLC, as collateral agent, syndication agent, and lead arranger, Wells Fargo Foothill, Inc., as administrative agent, Bank One, NA and Bank of America, N.A., each as documentation agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/s/ Rochelle F. Walk

Name:	Rochelle F. Walk
Title:	Vice President, General Counsel and Secretary

Date: January 5, 2005

EXHIBIT INDEX

10.1	Financing Agreement, dated as of July 13, 2004, by and among Registrant, as borrower, each subsidiary of Registrant party thereto, as guarantors, the lenders from time to time party thereto, Silver Point Finance, LLC, as collateral agent, syndication agent and lead arranger, Wells Fargo Foothill, Inc., as administrative agent and Bank One, NA and Bank of America, N.A., each as a documentation agent (incorporated herein by reference to Exhibit 10.65 to the Registrant’s Registration Statement, Amendment No. 2 on Form S-1 (Commission No. 333-115513) filed on December 21, 2004).

10.2	Amendment No. 1 and Waiver to Financing Agreement, dated as of April 23, 2004, by and among Registrant, as borrower, each subsidiary of Registrant party thereto, as guarantors, the lenders from time to time party thereto, Silver Point Finance, LLC, as collateral agent, syndication agent and co-lead arranger, General Electric Capital Corporation, as administrative agent and GECC Capital Markets Group, Inc., as co-lead arranger (incorporated herein by reference to Exhibit 10.64 to the Registrant’s Registration Statement, Amendment No. 2 on Form S-1 (Commission No. 333-115513) filed on December 21, 2004).

10.3	Waiver and Consent, dated as of August 25, 2004, and executed by the Registrant on December 30, 2004, by and among Registrant, as borrower, each subsidiary of Registrant party thereto, as guarantors, the lenders from time to time party thereto, Silver Point Finance, LLC, as collateral agent, syndication agent, and lead arranger, Wells Fargo Foothill, Inc., as administrative agent, Bank One, NA and Bank of America, N.A., each as documentation agent.